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                                                                    EXHIBIT 10.4

                            ASSIGNMENT OF TRADEMARKS

         Whereas, The Dun & Bradstreet Corporation, a Delaware corporation, having its principal offices at One Diamond Hill Road, Murray Hill, New Jersey 07974 (Assignor), has adopted, used and/or is using and is the owner of trademarks in the United States including, but not limited to, those registrations and applications on Schedule A and common law trademarks on Schedule B attached hereto;
         Whereas, The New D & B Corporation (Assignee), a Delaware corporation, having its principal place of business at One Diamond Hill Road, Murray Hill, New Jersey 07974, is desirous of acquiring the rights to said trademarks;
         Now, therefore, for good and valuable consideration, the receipt of which is hereby acknowledged, Assignor hereby assigns to Assignee, and its successors in interest, all right, title and interest in and to said trademarks, together with the goodwill of the business symbolized by said trademarks and the applications and registrations on Schedule A and B attached hereto, including all common-law and other rights in said trademarks, all claims, demands and causes for action, both at law and in equity, that Assignor may have, or may hereinafter acquire, on account of any infringement of said trademarks and the applications and registrations thereof prior to the date hereof, and does hereby empower Assignee, and its successors in interest, to sue for and collect the same, to its and their own and absolute use.
         IN WITNESS WHEREOF, the undersigned, being duly authorized and acting on behalf of Assignor, does hereby execute this assignment to take effect on the 1st day of September, 2000.


                                  The Dun & Bradstreet Corporation


                                  By:  /s/ David J. Lewinter
                                  Title:  Vice President and Corporate Secretary
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                            ASSIGNMENT OF COPYRIGHTS

         Whereas, The Dun & Bradstreet Corporation, a Delaware corporation, having its principal offices at One Diamond Hill Road, Murray Hill, New Jersey 07974 (Assignor), is the owner of any copyrights developed during the course of its business and relating thereto;
         Whereas, The New D & B Corporation (Assignee), a Delaware corporation, having its principal place of business at One Diamond Hill Road, Murray Hill, New Jersey 07974, is desirous of acquiring the rights of The Dun & Bradstreet Corporation to said copyrights;
         Now, therefore, for good and valuable consideration, the receipt of which is hereby acknowledged, Assignor hereby assigns to Assignee, and its successors in interest, all right, title and interest in and to said copyrights of The Dun & Bradstreet Corporation and any registrations thereof, and including all common-law and other rights in said copyrights, all claims, demands and causes for action, both at law and in equity, that Assignor may have, or may hereinafter acquire, on account of any infringement of said copyrights and any registrations thereof prior to the date hereof, and does hereby empower Assignee, and its successors in interest, to sue for and collect the same, to its and their own and absolute use.
         IN WITNESS WHEREOF, the undersigned, being duly authorized and acting on behalf of Assignor, does hereby execute this assignment to take effect on the 1st day of September, 2000.


                                  The Dun & Bradstreet Corporation


                                  By: /s/ David J. Lewinter
                                  Title: President and Secretary


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